Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CARBO Ceramics Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Dated:	October 31, 2011

/s/ Gary A. Kolstad
Name:	Gary A. Kolstad
Title:	Chief Executive Officer

Dated:	October 31, 2011

/s/ Ernesto Bautista III
Name:	Ernesto Bautista III
Title:	Chief Financial Officer